                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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                      DECEMBER 16, 2004 (DECEMBER 10, 2004)
               (Date of Report (date of earliest event reported))

                            MORTGAGEIT HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)

              MARYLAND                    1-32213               20-0404134
   (State or other jurisdiction    (Commission File No.)     (I.R.S. Employer
of incorporation or organization)                         Identification Number)

        33 MAIDEN LANE NEW                                        10038
             YORK, NY                                           (Zip Code)

(Address of principal executive office)

                                 (212) 651-7700
              (Registrant's telephone number, including area code)

                                      NONE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ALL TERMS USED BUT NOT DEFINED BELOW HAVE THE MEANINGS GIVEN TO THEM IN THE
AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT.

On December 10, 2004, we entered into Amendment No. 5 to Amended and Restated
Master Repurchase Agreement ("Amendment No. 5"), by and between Merrill Lynch
Mortgage Capital Inc., and MortgageIT and MortgageIT Holdings, Inc., which amends the Amended and Restated Master Repurchase Agreement, dated as of August
4, 2004, as amended by Amendment No. 1, dated as of September 21, 2004,
Amendment No. 2, dated as of November 11, 2004, Amendment No. 3, dated as of
November 18, 2004 and Amendment No. 4, dated as of December 8, 2004 (the
"Amended Repurchase Agreement"). The only significant changes to the Amended
Repurchase Agreement resulting from Amendment No. 5 are to restore the Maximum
Purchase Price (as defined in the Amended Repurchase Agreement) to $500 million, and to increase the Maximum Purchase Price to $750 million for the period beginning December 10, 2004 and ending December 31, 2004 (the "Temporary
Increase Period"). The foregoing description of Amendment No. 5 is qualified in its entirety by reference to Amendment No. 5, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         10.1     Amendment No. 5 to Amended and Restated Master Repurchase
                  Agreement, dated December 10, 2004, between MortgageIT
                  Holdings, Inc., MortgageIT, Inc. and Merrill Lynch Mortgage
                  Capital Inc.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MORTGAGEIT HOLDINGS, INC.

                                       By: /s/ JOHN R. CUTI
                                           ----------------------
                                           John R. Cuti
                                           Secretary

Date:  December 16, 2004

                            MORTGAGEIT HOLDINGS, INC.
                           CURRENT REPORT ON FORM 8-K
               REPORT DATED DECEMBER 16, 2004 (DECEMBER 10, 2004)

                                  EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION
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10.1          Amendment No. 5 to Amended and Restated Master Repurchase
              Agreement, dated December 10, 2004, between MortgageIT Holdings,
              Inc., MortgageIT, Inc. and Merrill Lynch 1ortgage Capital Inc.